Exhibit 99.1 Fibrocell Reports Fourth Quarter and Full Year 2015 Financial Results and Operational Highlights - Company to Host Conference Call and Webcast, Today at 8:30 a.m. EST - EXTON, PA – March 10, 2016 – Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company focused on developing transformational therapies for diseases affecting the skin, connective tissue and joints, today reported financial results for the fourth quarter and year ended December 31, 2015 and operational highlights. Fibrocell will host a conference call and webcast today at 8:30 a.m. EST. “Fibrocell’s progress across our pipeline of personalized biologics was significant in 2015, and positions us well to extend this momentum into 2016 and beyond,” said David Pernock, Chairman and Chief Executive Officer. “In the first half of 2016 we plan to achieve several major milestones including initiating human clinical trials for FCX-007, our gene-therapy product candidate for the treatment of recessive dystrophic epidermolysis bullosa, as well as reporting Phase II clinical data for azficel-T for the treatment of vocal cord scarring resulting in chronic or severe dysphonia. In addition, we expect to continue pre-clinical studies for FCX-013, our gene-therapy product candidate for the treatment of linear scleroderma.” Mr. Pernock continued, “The recent expansion of our collaboration with Intrexon for the development of genetically-modified fibroblasts to treat chronic inflammatory and degenerative diseases of the joint, including arthritis and related conditions, has the potential to further demonstrate the power of our combined technology platforms and enable us to contend for leadership in a prominent therapeutic category.” Recent Operational Highlights and Upcoming Milestones • Fibrocell completed patient dosing in its Phase II clinical trial of azficel-T for the treatment of vocal cord scarring resulting in chronic or severe dysphonia. The study is a double-blind, randomized, placebo-controlled trial designed to test the safety and efficacy of azficel-T in subjects with chronic or severe dysphonia caused by idiopathic vocal cord scarring or atrophy. Fibrocell expects to report primary endpoint results in the second quarter of 2016. • Fibrocell initiated the toxicology study previously requested by the U.S. Food and Drug Administration (FDA) related to the Company’s Investigational New Drug (IND) application for FCX-007, its gene-therapy product candidate for the treatment of recessive dystrophic epidermolysis bullosa. In this study, FCX-007 was injected in non-grafted SCID (severe combined immunodeficiency) mice. Fibrocell expects to amend its IND to include data from this toxicology study later this month and, subject to FDA approval, initiate a Phase I/II clinical trial in the second quarter of 2016. FCX-007 is being developed in collaboration with Intrexon Corporation (NYSE: XON), a leader in synthetic biology. • Fibrocell successfully completed a proof-of-concept study for FCX-013, the Company’s gene- therapy product candidate for the treatment of linear scleroderma, to determine its potential to reduce dermal thickness in fibrotic tissue. In this study, FCX-013 was evaluated in a bleomycin-induced scleroderma model, utilizing SCID mice. Data from the study demonstrated that FCX-013 reduced the dermal thickness of fibrotic tissue to levels similar to that of the non-treated control and further reduced the thickness of the sub-dermal muscle layer. Fibrocell is advancing FCX-013 into pre-clinical dose-ranging and toxicology/biodistribution studies for product optimization and expects to submit an IND application to the FDA in 2017. FCX-013 is also being developed in collaboration with Intrexon. • In December 2015, Fibrocell and Intrexon entered into a new collaboration agreement for the development of genetically-modified fibroblasts to treat chronic inflammatory and degenerative diseases of the joint, including arthritis and related conditions. Through the collaboration, Fibrocell’s proprietary autologous fibroblast platform will be combined with Intrexon’s cellular engineering capabilities to generate cell-based therapeutics that have been modified to express one or more proteins at sites of joint inflammation. This approach has the potential to overcome the limitations of existing treatments for chronic inflammatory and degenerative diseases of the joint. Financial Results for the Three Months Ended December 31, 2015 and 2014 For the three months ended December 31, 2015, Fibrocell reported a diluted net loss of $0.40 per share, compared to a diluted net loss of $0.09 per share for the same period in 2014. Revenues for each of the fourth quarters of 2015 and 2014 were insignificant to our operations. Fibrocell used $7.6 million in cash for operations during the fourth quarter of 2015, as compared to $6.8 million used in the fourth quarter of 2014. Research and development expenses for the quarter ended December 31, 2015 were approximately $14.0 million, as compared to $3.8 million for the same period in 2014. The $10.2 million increase was due primarily to a $10.0 million upfront license fee for the new exclusive channel collaboration with Intrexon and additional spending to advance our current development programs. Selling, general and administrative expenses remained consistent at $2.2 million and $2.0 million for the quarter ended December 31, 2015 and 2014, respectively. Financial Results for the Twelve Months Ended December 31, 2015 and 2014 For the twelve months ended December 31, 2015, Fibrocell reported diluted net loss of $0.85 per share, compared to diluted net loss of $0.70 per share for the same period in 2014. Total revenue was $0.5 million and $0.2 million for the twelve months ended December 31, 2015 and 2014, respectively. This increase was primarily due to collaboration revenue received in 2015 related to a research and development agreement that we have with a third party to investigate potential new non-pharmaceutical applications for our conditioned fibroblast media technology. An immaterial amount of collaboration revenue was recognized in the same period in 2014. Total research and development expenses increased $8.2 million to approximately $26.0 million for the twelve months ended December 31, 2015 as compared to $17.7 million for the same period in 2014. The increase is due primarily to the $10.0 million upfront license fee discussed above and additional spending to advance our current development programs. This was offset by $5.2 million of stock issuance costs in 2014 related to our Ehlers-Danlos Syndrome program, incurred in connection with the second amendment to a previous exclusive channel collaboration agreement with Intrexon.

Selling, general and administrative expenses increased by approximately $1.2 million to $11.3 million for the twelve months ended December 31, 2015 as compared to $10.1 million for the same period in 2014. The increase was due to higher professional fees related to legal costs and higher compensation and related expenses related to stock-based compensation and salaries. As of December 31, 2015, the Company had cash and cash equivalents of $29.3 million and working capital of $15.6 million. The Company believes that its cash and cash equivalents at December 31, 2015 will be sufficient to fund operations into the fourth quarter of 2016. Additional capital will be needed by the Company to fund operations beyond that point. Conference Call and Webcast To participate on the live call, please dial 855-877-0343 (domestic) or +1-678-509-8772 (international), and provide the conference code 47056115 five to ten minutes before the start of the call. The conference call will also be webcast live under the investor relations section of Fibrocell's website at www.fibrocell.com/investors/events and will be archived there for 30 days following the call. Please visit Fibrocell's website several minutes prior to the start of the broadcast to ensure adequate time for any software download that may be necessary. About Fibrocell Fibrocell is an autologous cell and gene therapy company translating personalized biologics into medical breakthroughs. Fibrocell’s most advanced product candidate, azficel-T, uses its proprietary autologous fibroblast technology and is in a Phase II clinical trial for the treatment of vocal cord scarring resulting in chronic or severe dysphonia. In collaboration with Intrexon Corporation (NYSE: XON), a leader in synthetic biology, Fibrocell is also developing gene therapies for diseases affecting the skin, connective tissue and joints using genetically-modified autologous fibroblasts. Fibrocell is in pre-clinical development of FCX-007, its orphan gene-therapy product candidate for the treatment of recessive dystrophic epidermolysis bullosa (RDEB). Fibrocell is also in pre-clinical development of FCX-013, its gene-therapy product candidate for the treatment of linear scleroderma. In addition, Fibrocell and Intrexon are in collaboration to develop a gene therapy for the treatment of arthritis. For more information, visit www.fibrocell.com. Trademarks Fibrocell, Fibrocell Science and LAVIV® are trademarks of Fibrocell Science, Inc. and/or its affiliates. All other names may be trademarks of their respective owners. Forward-Looking Statements This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: our plans to address the FDA’s feedback relating to our IND for FCX-007; the initiation, design, completion and reporting of results from pre-clinical and clinical studies and the timing thereof; the timing of regulatory submissions and actions; the potential advantages of our product candidates; and other statements regarding our future operations, financial performance and financial position, prospects, strategies and objectives and other future events.

Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated herein including, among others: our ability to successfully complete the additional toxicology study requested by the FDA and to adequately address the FDA’s other feedback relating to our IND for FCX-007; the outcome of the FDA’s review of our amended IND for FCX-007 and approval to commence the Phase I/II clinical trial; varying interpretation of pre-clinical and clinical data and the risk that results seen in pre-clinical studies may not be replicated in humans; uncertainties relating to the initiation and completion of clinical trials and whether clinical trial results will validate and support the safety and efficacy of our product candidates; our ability to maintain our collaboration with Intrexon; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Q filings. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Additionally, the forward-looking statements contained in this press release represent our views only as of the date of this release. While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so even if new information becomes available. # # # Investor Relations Contact: John Woolford Westwicke Partners 443.213.0506 john.woolford@westwicke.com Media Relations Contact: Michael Parks 484.356.7105 michael@pitch360inc.com

Fibrocell Science, Inc. Selected Financial Information ($ in thousands, except per share and share data) (unaudited) Consolidated Statements of Operations Data: For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2015 2014 2015 2014 Revenue from product sales $ 53 $ 46 $ 270 $ 170 Collaboration revenue 29 10 222 10 Total revenue 82 56 492 180 Cost of product sales 143 460 426 2,312 Cost of collaboration revenue 66 - 296 - Total cost of revenue 209 460 722 2,312 Gross loss (127) (404) (230) (2,132) Research and development expenses 13,990 3,826 25,892 17,735 Selling, general and administrative expenses 2,244 1,937 11,285 10,087 Operating loss (16,361) (6,167) (37,407) (29,954) Other income: Warrant revaluation and other finance income (expense) (1,311) 2,795 2,929 3,930 Other income (expense) 17 (2) 17 368 Interest income 4 2 8 6 Loss before income taxes (17,651) (3,372) (34,453) (25,650) Income tax benefit - - - - Net loss $ (17,651) $ (3,372) $ (34,453) $ (25,650) Per share information: Net loss: Basic $ (0.40) $ (0.08) $ (0.82) $ (0.63) Diluted $ (0.40) $ (0.09) $ (0.85) $ (0.70) Weighted average number of common shares outstanding: Basic 43,898,785 40,856,815 42,178,397 40,789,445 Diluted 43,898,785 40,943,184 42,351,346 40,969,399 As of December 31, Selected Consolidated Balance Sheets Data: 2015 2014 Cash and cash equivalents $ 29,268 $ 37,495 Working capital 15,629 35,856 Total assets 36,712 45,634 Warrant liability, current and long term 8,275 11,286 Total liabilities 22,509 15,225 Stockholders’ equity 14,203 30,409 Selected Consolidated Statements of Cash Flows Data: Net cash used in operating activities $ (24,106) $ (22,296) Net cash used in investing activities (245) (242) Net cash provided by financing activities 16,124 -